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Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Registration Statement on Form N-4 (File No. 333-146506) of our report dated April 13, 2007, relating to the statutory financial statements of Protective Life and Annuity Insurance Company, which appears in such Registration Statement. We also consent to the use in this Registration Statement on Form N-4 of our report dated April 27, 2007, relating to the financial statements of The Variable Annuity Account A of Protective Life Separate Account, which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
Birmingham, Alabama
March 24, 2008

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  Exhibit 10(b)